UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

______________________________

KBR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas  77002
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)            Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the 2016 Annual Meeting of Stockholders of KBR, Inc. (the "Company"), the Company's stockholders approved the amendment and restatement of the KBR, Inc. 2006 Stock and Incentive Plan (the "Stock and Incentive Plan").  On March 9, 2016, the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") recommended to the Board of Directors of the Company (the "Board") that it approve the amendment and restatement of the Stock and Incentive Plan, and on March 9, 2016, the Board approved the amendment and restatement of the Stock and Incentive Plan, subject to stockholder approval at the 2016 Annual Meeting of Stockholders of the Company on May 12, 2016.  The effective date of the amended and restated Stock and Incentive Plan is May 12, 2016.  The Stock and Incentive Plan was last amended and approved by stockholders at the Company's 2012 Annual Meeting of Stockholders.

The Stock and Incentive Plan is administered by the Compensation Committee, which is comprised of independent directors.  The Stock and Incentive Plan authorizes the following types of awards to be made to employees, officers, or directors of the Company and its consolidated subsidiaries, as designated by the Compensation Committee: (1) stock options, (2) stock appreciation rights, (3) restricted stock awards, (4) restricted stock unit awards, (5) performance awards, including qualified performance-based awards under Section 162(m) of the Internal Revenue Code of 1986, as amended, and (6) stock value equivalent awards.

The following is a summary of the material changes that are contained in the amended and restated Stock and Incentive Plan as compared to the existing Stock and Incentive Plan.
(i)	Increase the number of shares of our common stock available for issuance under the Stock and Incentive Plan by 4,400,000 shares from 12,000,000 to 16,400,000.
(ii)	Increase the sublimit on the number of shares of common stock that may be delivered under the Stock and Incentive Plan in the form of restricted stock awards, restricted stock unit awards, stock value equivalent awards, or pursuant to performance awards denominated in common stock by 4,400,000 from 5,500,000 to 9,900,000.
(iii)	Extend the term of the plan from May 17, 2022 until May 12, 2026.
(iv)	Impose a limit on the amount of compensation, including cash and equity, that may be paid to a non-employee director in a single calendar year.
(v)	Add minimum vesting requirements to stock value equivalent awards and performance awards denominated in common stock consistent with the minimum vesting requirements that apply to restricted stock and restricted stock unit awards (vesting in equal annual installments over a period of at least three years).
(vi)	Add a limit of 5% of authorized shares that may be granted pursuant to restricted stock awards, restricted stock unit awards, stock value equivalent awards, and performance awards denominated in common stock with a vesting schedule less than three years.
(vii)	Add a prohibition on dividend equivalents for stock options and stock appreciation rights.

Additional details of the Stock and Incentive Plan are included in the Company's 2016 Proxy Statement under the heading "Proposal No. 4 Approve an Amendment and Restatement of the KBR, Inc. 2006 Stock and Incentive Plan."  The foregoing summary is qualified in its entirety by the full text of the amended and restated Stock and Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07                          Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of security holders during the Company's Annual Meeting of Stockholders held on May 12, 2016, are as follows:

Proposal	For	Withheld	Broker non-votes
1. Election of Directors:
Mark E. Baldwin	107,585,445	6,879,040	9,213,010
James R. Blackwell	80,326,463	34,138,022	9,213,010
Stuart J. B. Bradie	113,358,684	1,105,801	9,213,010
Loren K. Carroll	107,582,729	6,881,756	9,213,010
Jeffrey E. Curtiss	106,532,994	7,931,491	9,213,010
Umberto della Sala	105,822,028	8,642,457	9,213,010
Lester L. Lyles	102,416,826	12,047,659	9,213,010
Jack B. Moore	105,838,122	8,626,363	9,213,010
Ann D. Pickard	107,578,538	6,885,947	9,213,010
Richard J. Slater	105,778,428	8,686,057	9,213,010

Under the Company's Bylaws, each of the directors was elected, having received a majority of the shares of common stock cast in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
2. Ratification of KPMG LLP as independent registered public accounting firm for the Company for the year ending December 31, 2016.	122,771,588	862,380	43,527	N/A

Under the Company's Bylaws, the selection of KPMG LLP was ratified, having been approved by the vote of holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
3. Advisory vote to approve the compensation of our Named Executive Officers as disclosed in the proxy statement.	109,036,990	5,269,053	158,442	9,213,010

Under the Company's Bylaws, the advisory vote was in favor of approval of our executive compensation, having been approved by the vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting of Stockholders.

Proposal	For	Against	Abstentions	Broker non-votes
4. Amendment and restatement of the KBR, Inc. 2006 Stock and Incentive Plan.	111,735,956	2,631,626	96,903	9,213,010

Under the Company's Bylaws, our KBR, Inc. 2006 Stock and Incentive Plan was amended and restated, having been approved by the vote of holders of a majority of the shares of common stock cast in person or by proxy at the Annual Meeting of Stockholders.

As of the record date, March 17, 2016, there were 142,317,863 shares of common stock outstanding and entitled to vote at the Annual Meeting of Stockholders.  On the meeting date, holders of 123,677,495 shares were present in person or by proxy.

ITEM 9.01                          Financial Statements and Exhibits.

(d)            Exhibits.
10.1            KBR, Inc. 2006 Stock and Incentive Plan, as amended and restated effective May 12, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: May 18, 2016	By:	/s/ Adam M. Kramer
	Name: Title:	Adam M. Kramer Assistant Corporate Secretary